                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 7, 2005

                             HAWAIIAN HOLDINGS, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                          1-31443                71-0879698
           --------                          -------                ----------
(State or Other Jurisdiction of     (Commission File Number)    (I.R.S. Employer
        Incorporation) Number)                                   Identification

             12730 High Bluff Drive, Suite 180, San Diego, CA 92130
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 523-0171
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

2005 STOCK INCENTIVE PLAN

         At the Annual Meeting of Stockholders of Hawaiian Holdings, Inc. (the
"Company") held on July 7, 2005, the Company's stockholders approved the
Hawaiian Holdings, Inc. 2005 Stock Incentive Plan (the "Plan"). The Board of
Directors of the Company (the "Board") had previously adopted the Plan, subject to shareholder approval, on April 27, 2005.

         The Plan will supercede the Company's 1996 Stock Incentive Plan and
1996 Nonemployee Director Stock Option Plan (the "Existing Plans"), which would have expired under their terms in 2006. The Plan is intended to further the interests of the Company and its stockholders by providing long-term performance incentives to those employees, non-employee directors, contractors and consultants of the Company who are largely responsible for the management, growth and protection of its business. The Plan allows for the issuance of up to
8,000,000 shares of the Company's common stock, par value $0.01 per share (the
"Common Stock"), which includes 1,629,500 shares available for issuance under the Existing Plans and to be rolled over from the Existing Plans and 6,370,500 additional shares of Common Stock. The types of awards that may be granted under the Plan include options (both non-statutory stock options and incentive stock options (ISOs)), stock appreciation rights (SARs), restricted stock, dividend rights, deferred stock units, other stock-based awards and cash payments. The term of each award is determined by the Compensation Committee of the Board at the time each award is granted, provided that the terms of options, stock appreciation rights and dividend rights may not exceed ten years. No awards may be granted under the Plan after April 27, 2015. The foregoing description of the
Plan is qualified in its entirety by reference to the complete text of the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

         ITEM 8.01. OTHER EVENTS.

On July 8, 2005, the Registrant issued the press release attached hereto as
Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

10.1     Hawaiian Holdings, Inc. 2005 Stock Incentive Plan.
99.1     Press Release Dated July 8, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2005

                              HAWAIIAN HOLDINGS, INC.

                              By: /s/ Randall L. Jenson
                                  ----------------------------------
                                  Name:  Randall L. Jenson
                                  Title: Chief Financial Officer and Treasurer

                                       1

                                  EXHIBIT INDEX

10.1     Hawaiian Holdings, Inc. 2005 Stock Incentive Plan.
99.1     Press Release Dated July 8, 2005.